Exhibit 10.11

AMENDMENT # 1 TO BRIDGE LOAN AGREEMENT

This Amendment (the “Amendment”) is made with effect as of November 12, 2024 (the “Effective Date”) by and among Regentis Biomaterials Ltd., a company, incorporated under the laws of Israel, (the "Company") and the lenders identified in Schedule A attached hereto (the "Lenders"). The Company and the Lenders shall each be referred to as a "Party" and collectively as the "Parties".

WHEREAS, the Parties have entered into that certain Bridge Loan Agreement dated October 15, 2024, (the “Agreement”); and

WHEREAS, the Parties wish to make certain amendments to the Agreement; and

WHEREAS, pursuant to the provisions of Section 3.2 of the Agreement, any term thereof may be amended with the written consent of the Parties.

NOW, THEREFORE, IT IS DECLARED AND AGREED AS FOLLOWS:

1.	Object of the Amendment.

Except as specifically modified in this Amendment, the provisions, terms, conditions and definitions in the Agreement shall remain in full force and effect and shall apply to this Amendment mutatis mutandis.

2.	Amendments to the Agreement.

2.1.	The following paragraph shall be added at the end of Section 1.3 of the Agreement (Maturity):

“Notwithstanding the above, in the event the Qualifying IPO Registration Statement is made effective not later than March 31, 2025, the Parties hereby agree to extend the Maturity Date until June 30, 2025, subject to the following cumulative conditions: (i) the Company is actively proceeding towards the consummation of the Qualifying IPO on NYSE or NASDAQ and (ii) the Company has reasonably, in the Company Management opinion, sufficient funds to finance its ongoing activities.(iii) All interest rates calculated until March 31st 2025 will be re calculated till the Qualifying IPO date and no later than the extended Maturity Date, and (iv), the Lenders shall be entitled on a pro rata basis and commencing as of April 1, 2025 an until the completion of the Qualifying IPO, to an additional interest payment equal to 0.666% of Loan Amount for each calendar month and prorated based on a 30-day month for each partial month until such completion of the Qualifying IPO.”

3.	Entire Agreement.

3.1.	This Amendment and the Agreement constitute the full and entire understanding and agreement between the Parties with regard to the subject matters hereof and thereof.

3.2.	In the event of an inconsistency between the terms and conditions contained herein and the terms and conditions contained in the Agreement, the terms and conditions contained herein shall prevail.

3.3.	This Amendment may be signed in counterparts, by facsimile or otherwise, each deemed an original and all of which together will constitute one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

Regentis Biomaterials Ltd.

Name and title:	Ehud Geller, Chairman

Date:

Signature	/s/ Ehud Geller

Lender

Name and title:	[____________]

Date:

Signature

Schedule A

Lender Name	Loan Amount
Enrique Derzavich	25,000
Oren Traistman	25,000
Medlant Biotechs Ltd.	33,500
Israel Trau	20,000
Yaron Masliah	12,500
Pini Ben Elazar	16,500
Guy Bibi	12,500
Medlant Biotechs Ltd. (New Lender)	5,000
Ehud Geller	100,000
Total	250,000

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